                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 28, 2001


                              GLACIER BANCORP, INC.


             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             000-18911                                 81-0519541
          ---------------                         --------------------
     (Commission File Number)               IRS Employer Identification No.


                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 406-756-4200

ITEM 2 -  ACQUISITION OR DISPOSITION OF ASSETS

        Effective February 28, 2001, Glacier Bancorp, Inc. ("Glacier") completed its pending acquisition of WesterFed Financial Corporation ("WesterFed") and its subsidiary, Western Security Bank. The acquisition was accomplished pursuant to an Amended and Restated Plan and Agreement of Merger dated as of September 20, 2000 (the "Agreement"). The Agreement was included as Appendix A to the Prospectus/Joint Proxy Statement dated January 25, 2001, previously filed by Glacier as part of its Registration Statement on Form S-4 with the Securities and Exchange Commission.
        The shareholders of Glacier and WesterFed approved the Agreement at their respective meetings held on February 26, 2001.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial statements - not applicable.

        (b)    Pro forma financial information - not applicable.

        (c)    Exhibits:

               (99) Press Release issued by Glacier and WesterFed, dated March 1, 2001

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: March 1, 2001


                                      GLACIER BANCORP, INC.



                                      By:  /s/ Michael J. Blodnick
                                         ---------------------------------------
                                           Michael J. Blodnick
                                           President and Chief Executive Officer